UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

UFP TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-12648	04-2314970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Hale Street, Newburyport, MA - USA	01950-3504
(Address of Principal Executive Offices)	(Zip Code)

(978) 352-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock. $0.01 par value	UFPT	The NASDAQ Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2022, at the Annual Meeting of Stockholders of UFP Technologies, Inc. (the “Company”), the stockholders approved the amendment and restatement of the Company’s 2009 Non-employee Director Stock Incentive Plan (as amended, the “Director Plan”) increasing the maximum number of shares issuable under the Director Plan from 975,000 to 1,075,000.

A more detailed description of the Director Plan is set forth in Proposal 3 of the Company’s definitive proxy statement on Form DEF 14A filed with the Securities and Exchange Commission on April 29, 2022. A copy of the Director Plan is also attached to this report as Exhibit 10.01 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

On June 10, 2022. the Company filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware integrating into a single instrument previous amendments to the Certificate of Incorporation.

A copy of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.01, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2022, the “Company held its Annual Meeting of Stockholders (the “Meeting”). As of the close of business on April 11, 2022, the record date for the Meeting, there were 7,561,495 shares of the Company’s common stock outstanding, with each share entitled to one vote. During the Meeting, the Company’s stockholders voted on the matters set forth below.

Proposal 1

The seven director nominees named in our proxy statement were elected, each for a one-year term as set forth in the Company’s proxy statement dated April 27, 2022, as amended on May 11, 2022. The following table sets forth the vote of the stockholders at the Meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Votes
R. Jeffrey Bailly	6,175,401	373,997	-
Thomas Oberdorf	6,107,525	441,873	-
Marc Kozin	6,060,336	489,062	-
Daniel C. Croteau	6,123,092	426,306	-
Cynthia L. Feldmann	6,087,746	461,652	-
Joseph John Hassett	6,442,578	106,820	-
Symeria Hudson	6,445,848	103,550	-

Proposal 2

The Company’s stockholders voted upon and approved the compensation paid to the Company’s named executive officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
5,971,840	556,934	20,624	503,526

Proposal 3

The Company’s stockholders voted upon and approved the amendment and restatement of the Company’s 2009 Non-Employee Director Stock Incentive Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
6,157,782	376,695	14,921	503,526

Proposal 4

The Company’s stockholders voted upon and approved the ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for 2022 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
7,006,845	45,984	95	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.01	Restated Certificate of Incorporation
10.01	Amended and Restated 2009 Non-Employee Director Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2022	UFP TECHNOLOGIES, INC.

	By:	/s/ Ronald J. Lataille
Ronald J. Lataille, Chief Financial
Officer and Senior Vice President